Buckhead 42% Midtown 31% North Fulton 3% Central Perimeter 23%

Energy 68% Financial Services 16% Professional Services 7% Other Legal 4% Real Estate 4% Services 4%



Cousins

INVESTOR PRESENTATION

September 2019



TIER MERGER UPDATE

TIER MERGER UPDATE

Strategic Transaction Creates **Preeminent Sun Belt Office REIT** with **Attractive Growth Profile**

PRE-MERGER[1]


Tampa
9%
Phoenix
12%
Atlanta
41%
Austin
18%
Charlotte
20%

1.2 MM
SF

1.4 MM
SF

ENHANCES GEOGRAPHIC MIX

- Increases exposure to Austin
- Balances exposure to Atlanta
- Enters Dallas with scale

EXPANDS DEVELOPMENT PIPELINE

- Adds Domain 10 in Austin
- Adds Domain 12 in Austin

INCREASES LAND BANK

- Adds strategic land parcels in Austin, Atlanta and Dallas

POST-MERGER[1]


Houston
4%
DFW
5%
Tampa
7%
Atlanta
31%
Phoenix
9%
Charlotte
19%
Austin
24%

1.9 MM[2]
SF

3.7 MM[3]
SF

TIER MERGER UPDATE

Domain Developments **Create Significant Value** and **Generate Meaningful Earnings Growth**


Est Quarterly NOI[1] ($MM)
10
9
8
7
6
5
4
3
2
1
0
Contractual NOI[1] accelerates in 3Q 2020
2019 Total $3MM
2020 Total $15MM
2021 Total $31MM
2022 Total $36MM
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22


DOMAIN 12
facebook
DOMAIN 11
Vrbo
DOMAIN 10
amazon

PROJECT	RSF	BASED ON CURRENT ESTIMATES [2] INITIAL OCCUPANCY	STABILIZATION	PERCENT LEASED [3]
Domain 11 [4]	320K	1Q19	2Q21	100%
Domain 12	320K	2Q20	3Q20	100%
Domain 10	300K	3Q20	3Q21	98%
TOTAL/WTD AVG	***940K***			***99%***

TIER MERGER UPDATE

Irreplaceable Scale and **Attractive Development Opportunities** in the Heart of The Domain



CENTRAL PARK
WESTIN HOTELS & RESORTS
TOPGOLF
d15
d14
d7
accruent
blackbaud
d4
d3
amazon
facebook
ARCHER HOTEL
NORDSTROM
d8
alloft
d9
amazon books
d12
facebook
RH
d2
amazon
d10
Vrbo
HomeAway
wework
d11
WHOLE FOODS
d3 Domain Point
d4 Domain Point
d1 Domain Point
d2 Domain Point
Operating & in-process development property
Operating property with future development opportunity
Future development sites

POTENTIAL DEVELOPMENT OPPORTUNITIES[1]

Domain 3 & 4
2MM SF

Domain Point
710K SF

Domain 14 & 15
800K SF

Domain 9
330K SF





COUSINS UPDATE



COUSINS AT A GLANCE

Preeminent Sun Belt Office REIT

21.8MM
SF[1]

93.7%
LEASED[1]

100%
CLASS A

25.7%
NET DEBT / ASSETS[1,2]

$7.4Bn
TOTAL MARKET CAPITALIZATION[1]



Charlotte
17%
Dallas/ Fort Worth
6%
Phoenix
8%
Atlanta
32%
Austin
25%
Houston
3%
Tampa
7%

1.6MM SF[1]
Development Pipeline
86% Leased[3]

Land Bank Supports Additional Development of 3.5MM SF[4]

In-Place Rents
8% - 10%
Below Market

30 Consecutive Quarters of Same Property NOI Growth



WHY COUSINS?

- HEALTHY MARKET FUNDAMENTALS
- PREMIER SUN BELT PORTFOLIO
- SUPERIOR OPERATING PERFORMANCE
- COMPELLING GROWTH OPPORTUNITIES
- SIMPLE STRONG BALANCE SHEET

HEALTHY MARKET FUNDAMENTALS

Cousins is Positioned at the Intersection of Two **Powerful** Long-Term Trends

NET MIGRATION

Top Five States for Net Migration[1]

2005-2017

#1 TX | **#2 FL** | **#3 NC** | **#4 AZ** | **#5 GA**



#50 New York
Top Source of
Net Migration to
GA, NC, FL
#49 California
Top Source of
Net Migration to
TX, AZ

FLIGHT TO QUALITY

Average Annual Net Absorption[2]



3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.1%
0.4%
1.7%
0.6%
2.1%
0.6%
2.6%
0.0%
2007 - 2011
2011 - 2015
2015 - 2019
2019 - 2023 Forecast
4&5 Star Per CoStar
3 Star Per CoStar



HEALTHY MARKET FUNDAMENTALS

Outstanding Office Employment Growth

Constrained New Supply

Office Employment Growth[1]



2.3%
1.1%
1.2%
Cousins
Gateway Average
U.S. Average

Construction as a % of Total Inventory[2]



2.7%
2.6%
1.9%
Cousins
Gateway Average
U.S. Average

HEALTHY MARKET FUNDAMENTALS

Solid Supply/Demand Characteristics
Robust Rent Growth and Absorption

Rent Growth[1]


4.5%
2.4%
2.3%
Cousins
Gateway Average
U.S. Average

Net Absorption as a % of Total Inventory[2]


3.9%
1.9%
2.0%
Cousins
Gateway Average
U.S. Average

Top Rent Growth Markets[1]


Austin 6.4%
San Jose 6.1%
San Francisco 5.8%
Charlotte 5.8%
Seattle 5.7%
Tampa 4.8%
East Bay 4.7%
Sacramento 4.5%
Atlanta 4.1%
Denver 3.9%
Phoenix 3.9%

PREMIER SUN BELT PORTFOLIO

Pure-Play Sun Belt Office REIT with a Differentiated Portfolio


NCR
NCR

CUZ		PEERS[1]
370K	AVERAGE BUILDING SIZE	217K
98%	% SUN BELT	34%
100%	% CLASS A	89%
99%	% OFFICE	89%
78%	% NEAR TRANSIT[2]	36%
2002	AVERAGE YEAR BUILT	1990

PREMIER SUN BELT PORTFOLIO

Dominant Market Share in Highly-Amenitized Submarkets

Operating Asset | Development/Land Asset



Atlanta
Buckhead
19% Class A Market Share[1]



Atlanta
Midtown
14% Class A Market Share[1]



Austin
CBD
18% Class A Market Share[1]



Austin
The Domain
39% Class A Market Share[1]



Charlotte
Uptown
23% Class A Market Share[1]



Tampa
Westshore
21% Class A Market Share[1]



Phoenix
Tempe
19% Class A Market Share[1]

PREMIER SUN BELT PORTFOLIO

Commands Premium Rents in Our Markets

CLASS A ASKING RENT ($/SF)[1]

ATLANTA



+28%
$32.98
$38.80
$42.12
Atlanta
Buckhead
Cousins Buckhead

AUSTIN



+40%
$46.32
$57.94
$64.62
Austin
CBD
Cousins CBD

CHARLOTTE



+14%
$33.89
$37.14
$38.56
Charlotte
Uptown
Cousins Uptown

DALLAS



+50%
$31.16
$41.71
$46.65
Dallas
Preston Center
Cousins Preston Center

PHOENIX



+48%
$31.01
$36.51
$45.93
Phoenix
Tempe
Cousins Tempe

TAMPA



+21%
$32.19
$36.93
$38.79
Tampa
Westshore
Cousins Westshore

SUPERIOR OPERATING PERFORMANCE

30 Consecutive Quarters Of Same Property NOI Growth



Same Property Cash NOI Growth
Year-Over-Year[1]
16%
14%
12%
10%
8%
6%
4%
2%
0%
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
CUZ
Avg = 6.5%
Office Peers
Avg = 3.3%

COMPELLING GROWTH OPPORTUNITIES

$9MM[2] of Estimated Development NOI in 2019 Grows to $61MM[2] in 2022

	CURRENT DEVELOPMENT PIPELINE					RECENT DELIVERIES		
								
	10000 AVALON	120 WEST TRINITY	DOMAIN 12	DOMAIN 10	300 COLORADO	DIMENSIONAL PLACE	DOMAIN 11	Total / Avg
RSF	251K	352K	320K	300K	358K	281K	320K	2.2MM
Percent Leased[1]	52%	100%	100%	98%	87%	96%	100%	91%



2019 Total
$9MM
+$17MM
2020 Total
$26MM
+$24MM
2021 Total
$50MM
+$11MM
2022 Total
$61MM
Est Quarterly NOI[2] ($MM)
0
2
4
6
8
10
12
14
16
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22
Recent Deliveries
Current Development Pipeline

COMPELLING GROWTH OPPORTUNITIES

Attractive Land Bank Supports **3.7MM SF**[1] of Additional New Development

ATLANTA



901 WEST PEACHTREE

MIDTOWN
455K SF



3354 PEACHTREE

BUCKHEAD
560K SF

AUSTIN



DOMAIN 9

DOMAIN
330K SF



DOMAIN 14 & 15

DOMAIN
800K SF

DALLAS



LEGACY UNION TWO / THREE

LEGACY
600K SF



VICTORY CENTER

UPTOWN
460K SF

TAMPA



CORPORATE CENTER V

WESTSHORE
170K SF

PHOENIX



100 MILL

TEMPE
288K SF

COMPELLING GROWTH OPPORTUNITIES

Significant Mark-to-Market Opportunity

Increase in 2nd Generation Cash Net Rent[1]


20%
15%
10%
5%
0%
Avg = 9.0%
8% to 10%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
Future

Despite strong growth, in-place rents remain 8% - 10% below current market rents



SIMPLE STRONG BALANCE SHEET

Leverage **Significantly Below Peers**

Net Debt/EBITDA[1]



10.0x
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Average = 6.8x
~4.5x[2]
SLG
CLI
PGRE
VNO
CIO
FSP
DEA
KRC
OPI
BXP
CXP
BDN
PDM
ARE
OFC
HIW
ESRT
CUZ

ASSET SALES NOT REQUIRED

TO FUND CURRENT DEVELOPMENT PIPELINE
OR TO REDUCE LEVERAGE

SIMPLE STRONG BALANCE SHEET

Substantial Liquidity and Access to Capital Markets



CASH
$12MM
$948 Million Liquidity[1]
REVOLVER
$936MM



ENCUMBERED
24%
Flexible Portfolio[2]
UNENCUMBERED
76%

MEET OUR EXECUTIVE TEAM

Stable, Experienced Leadership



Larry L. Gellerstedt III
Executive Chairman



M. Colin Connolly
President and Chief Executive Officer

Gregg D. Adzema
Executive Vice President and Chief Financial Officer



Pamela F. Roper
Executive Vice President, General Counsel and Corporate Secretary





Richard Hickson
Executive Vice President, Operations



John S. McColl
Executive Vice President, Development

Kennedy Hicks
Senior Vice President, Investments



Jay Harris
Senior Vice President, Chief Accounting Officer











APPENDIX

ATLANTA
Market Snapshot



8000 AVALON
75
NORTHPARK
285
85
MERIDIAN MARK
3350 PEACHTREE
3348 PEACHTREE
85
BUCKHEAD PLAZA
3344 PEACHTREE
TERMINUS
285
SPRING & 8TH
285
PROMENADE
1200 PEACHTREE
20
EMORY HOSPITAL MIDTOWN
marta
85
20



Submarket Concentration 2
Buckhead 42%
Midtown 31%
North Fulton 3%
Central Perimeter 23%



Industry Concentration 4
Financial Services 16%
Consumer Goods and Services 9%
Healthcare 9%
Professional Services 9%
Legal Services 7%
Transportation 6%
Insurance 5%
Real Estate 5%
Other 13%
Technology 20%

7.3MM

Total Square Feet[1]

93%

Leased[1]

$38.38

Average Asking Rent[3]

AUSTIN
Market Snapshot


RESEARCH PARK PLAZA V
DOMAIN 11
DOMAIN POINT
DOMAIN 8
DOMAIN 2
DOMAIN 4
DOMAIN 3
DOMAIN 7
816 CONGRESS
COLORADO TOWER
ONE ELEVEN CONGRESS
SAN JACINTO CENTER
THE TERRACES
183
1
35
290
Colorado River
N Lamar Blvd
Congress Ave
W 9th St
E Cesar Chavez St


Submarket Concentration 2
Domain 38%
Southwest 15%
Northwest 4%
CBD 43%


Industry Concentration 4
Technology 25%
Professional Services 20%
Legal Services 18%
Financial Services 9%
Real Estate 7%
Energy 5%
Healthcare 4%
Marketing 4%
Other 9%

4.0MM

Total Square Feet[1]

96%

Leased[1]

$58.00

Average Asking Rent[3]

CHARLOTTE
Market Snapshot



77
277
29
GATEWAY VILLAGE
N Graham St
W Trade St
W 5th St
277
S Graham St
FIFTH THIRD CENTER
HEARST TOWER
W Morehead St
S Church St
S Tryon St
BANK OF AMERICA PLAZA
74
E Stonewall St
S Caldwell St
277
NASCAR PLAZA
277
DIMENSIONAL PLACE
S McDowell St



Submarket Concentration 2
Uptown 93%
South End 7%



Industry Concentration 4
Financial Services 61%
Legal Services 13%
Marketing 6%
Consumer Goods and Services 4%
Insurance 4%
Technology 4%
Other 8%

4.3MM

Total Square Feet[1]

95%

Leased[1]

$38.56

Average Asking Rent[3]

DALLAS
Market Snapshot



LEGACY UNION
Dallas North Tollway
75
35E
635
5950 SHERRY LANE
635
Dallas North Tollway
75
35E
12
12
30
30



Submarket Concentration [2]
Legacy 62%
Preston Center 38%



Industry Concentration [4]
Energy 68%
Financial Services 16%
Professional Services 7%
Legal Services 4%
Real Estate 4%
Other 4%

516K

Total Square Feet[1]

97%

Leased[1]

$46.65

Average Asking Rent[3]

PHOENIX
Market Snapshot



202
Salt River
HAYDEN FERRY
W Rio Salado Pkwy
E Rio Salado Pkwy
111 WEST RIO
TEMPE GATEWAY
W 3rd St
Ash Ave
N Mill Ave
E 5th St



Tempe
100%
Submarket Concentration 2



Technology
22%
Professional Services
31%
Industry Concentration 4
Financial Services
14%
Insurance
12%
Other
7%
Consumer Goods and Services
8%
Legal Services
2%
Marketing
3%

1.3MM

Total Square Feet[1]

97%

Leased[1]

$45.93

Average Asking Rent[3]

TAMPA
Market Snapshot



TAMPA INTERNATIONAL AIRPORT
HARBORVIEW PLAZA
CORPORATE CENTER III
CORPORATE CENTER II
CORPORATE CENTER IV
CORPORATE CENTER I
THE POINTE
589
60
92
275



Westshore
100%
Submarket Concentration ²
Professional Services
18%
Legal Services
13%
Healthcare
12%
Technology
9%
Financial Services
9%
Insurance
4%
Other
13%
Consumer Goods and Services
20%
Industry Concentration ⁴

1.7MM

Total Square Feet[1]

94%

Leased[1]

$38.79

Average Asking Rent[3]

DEFINITIONS OF NON-GAAP MEASURES

"NET OPERATING INCOME" ("NOI")
is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less termination fees and rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income. For clarity, NOI includes straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.

In this presentation, the Company is presenting incremental NOI associated with its development for future periods. These non-GAAP measures are forward looking and specific only to the development projects outlined in this presentation. The Company has not finalized projections of its NOI for other projects in its portfolio and has not prepared consolidated projections for NOI or net income (the most comparable GAAP measure to NOI) for any period beyond 2019. Therefore, the Company has not presented a reconciliation of this incremental NOI to net income or any other GAAP financial measure. Such information is not available and would require unreasonable effort to produce in the context of this presentation.

ENDNOTES

Page 1 – TIER Merger Update
1. All metrics at time of announcement according to Cousins' Investor Presentation on 25-March-2019. Market percentages are based on NOI as of 31-Dec-2018.
2. Development Pipeline includes recently delivered Dimensional Place at time of merger announcement.
3. Represents estimated developable SF, excluding redevelopment.

Page 2 – TIER Merger Update
1. Represents estimated NOI based on current executed leases and forecasted occupancy. See definition of NOI on page 25.
2. Initial Occupancy and Stabilization are based upon when space is controlled by tenants and ready for its intended use, which is dependent upon the timing of the commencement and completion of tenant improvements. Since tenants in these properties generally control the timing of tenant improvements, timing of these estimates is subject to change.
3. Represents leased percentage as of 30-June-2019 filings plus recently executed lease at Domain 10 to bring the project to 98% leased.
4. Completed in 4Q18; currently in lease up.

Page 3 – TIER Merger Update
1. Represents estimated developable SF.

Page 4 – Cousins at a Glance
1. All figures are as of 30-June-2019 and included in Cousins' filings unless otherwise noted.
2. Total assets represents total undepreciated assets as of 30-June-2019 Cousins' filings
3. Represents leased percentage as of 30-June-2019 filings plus recently announced lease expansion at Domain 10.
4. Represents estimated developable SF.
5. Represents Cousins' and TIER pro-rata share of GAAP NOI per 31-Mar-2019 filings adjusted for the sale of Eldridge Place. Other NOI includes Chapel Hill and New Jersey and accounts for remaining 2%.

Page 6 – Premier Sun Belt Portfolio
1. Peers include the following secondary office REITs according to Green Street: BDN, CLI, EQC, HIW, OFC, PDM. Data collected from CoStar, S&P Global, each company's 2Q 2019 supplemental data and each company's website.
2. "Near transit" is defined as within a 15 minute walk from the asset.

Page 7 – Premier Sun Belt Portfolio
1. Source: CoStar. Based on 100% of building square footage as of 30-June-2019. Does not include 100% owner-occupied buildings.

Page 8 – Premier Sun Belt Portfolio
1. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties; where net rents are quoted, operating expenses are added to achieve gross rents.

Page 9 – Superior Operating Performance
1. Source: Company quarterly financial supplements. Office Peer Average includes those peers in the SNL US Office Index that report quarterly same property NOI growth on a cash basis.

Page 10 – Compelling Growth Opportunities
1. Represents leased percentage as of 30-June-2019 filings plus recently executed lease at Domain 10 to bring the project to 98% leased.
2. Represents estimated NOI based on current executed leases and other forecasted leasing. See definition of NOI on page 25.

Page 11 – Compelling Growth Opportunities
1. Represents estimated developable SF, excluding redevelopment.

Page 12 – Compelling Growth Opportunities
1. Increase in second generation net rent on a cash basis per Cousins' quarterly filings.

Page 13– Healthy Market Fundamentals
1. Source: US Census Bureau.
2. Source: CoStar for net absorption data (12-months)

Page 14 – Healthy Market Fundamentals
1. Source: BLS.gov and Baird Research for office employment growth data as of May 2019.
2. Source: CoStar for construction data and total office inventory as of 30-June-2019.

Page 15 – Healthy Market Fundamentals
1. Source: CoStar for year-over-year rent growth data as of 30-June-2019
2. Source: CoStar for net absorption data (12-months) and total office inventory as of 30-June-2019.

Page 16 – Simple Strong Balance Sheet
1. Represents total debt including company's share of unconsolidated debt net of cash divided by quarterly annualized EBITDA as reported in companies' 2Q 2019 quarterly filings with the exception of Cousins.
2. Represents management's estimate of leverage and annualized pro forma EBITDA (inclusive of synergies) after a full quarter of ownership.

Page 17 – Simple Strong Balance Sheet
1. Represents Cousins' cash as of 30-June-2019 plus availability under Cousins' Credit Facility as of 30-June-2019.
2. Calculation is based on pro rata share of GAAP NOI of Cousins assets as reported in 30-June-2019 filings.

Appendix – Market Snapshots
1. Represents portfolio statistics of company at 100% as reported in Cousins' 30-June-2019 filings. Excludes projects under construction.
2. Calculation is based on SF as reported in Cousins' 30-June-2019 filings
3. Source: CoStar. Represents weighted average gross rental rates of Cousins properties; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Based on 2Q 2019 revenues. Management uses SIC codes when available along with judgement to determine tenant industry classification.

Gregg Adzema

Executive Vice President and Chief Financial Officer

gadzema@cousins.com

404.407.1116

Roni Imbeaux

Vice President, Finance and Investor Relations

rimbeaux@cousins.com

404.407.1104

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2018 and in the Quarterly Reports on Form 10-Q for the periods ended March 31, 2019 and June 30, 2019. These forward-looking statements include, among other things, statements regarding subjects that are forward looking by their nature, such as the following: future year guidance and underlying assumptions; future development and redevelopment opportunities; future leasing of assets, including rates and timing; potential or anticipated dispositions, including amounts and timing; and all statements that address future operating performance, events or developments that we anticipate will occur in the future – including statements related to creating value for stockholders. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Cousins management, involve uncertainties that could significantly affect the financial or operating results of the Company, including but not limited to the following: changes in national and local economic conditions, the real estate industry and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Charlotte, Phoenix, Tampa and Dallas; leasing risks, including the ability to obtain new tenants and lease newly developed space; the failure of a tenant to occupy leased space; the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee and the effect of telecommuting; the adverse change in the financial condition of one or more of our joint venture partners or major tenants; competition from other developers; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns and leasing risk); changes in senior management and the loss of key personnel. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will," "should," "may," "projects," "could," "estimates" or variations of such words and other similar expressions are intended to identify such forward-looking statements. Although we believe that our plans, intentions and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.

cousins.com

3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326